INTERSECTIONS INC.®

IDENTITY GUARD®

voyce™

HABITS AT WORK

captira ANALYTICAL

*
Mid-Year 2015 Business Update
August 25, 2015
© Intersections Inc. All Rights Reserved 2015

Forward Looking Statements
Statements in this presentation relating to future plans, results, performance, expectations, achievements  and the like are considered “forward-looking statements.” You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,”
“estimate,” “expect,” “project,'' “plan,” “intend,” “believe,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Those forward-looking statements involve known and unknown risks and uncertainties and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements, including the impact of the regulatory environment on our business, including the investigation or examination of our financial institution clients and the continuing attention by the Consumer Financial Protection Bureau and other regulatory agencies to our industry;
the continued dependence on a small number of financial institutions to service our U.S. financial institution customer base; our ability to execute our strategy and previously announced transformation plan; our incurring additional restructuring and/or impairment charges; the timing and success of new product launches, including our
Identity Guard® and VOYCE™ and Voyce Pro™ platforms, adjustments in investments in our IDENTITY GUARD® and insurance services businesses and other growth initiatives; our ability to control costs; and our needs for additional capital to grow our business, including our ability to maintain borrowing availability under our loan agreement or seek additional sources of debt financing. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed under “Forward-Looking Statements,” “Item 1. Business—Government
Regulation” and “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K, and in its recent Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission. The
Company undertakes no obligation to revise or update any forward-looking statements unless required by applicable law.
Please see the company’s release and website at www.intersections.com for additional details on quarterly results.

Second Quarter 2015 Results

• Identity Guard® is our flagship platform for growth with notable increases in revenue and subscribers.
• Two recent financial institution client losses negatively impacted our Canadian business.
• U.S. financial institution subscribers continue to provide substantial revenue and cash flow from declining subscriber base.
	Revenue Through June 30, ($millions)			Subscribers at June 30, (thousands)
	2015	2014	% Change	2015	2014	% Change
Identity Guard®	$26.5	$23.8	11.3%	379	331	14.5%
Canadian Business	$11.1	$15.2	-23.7%	176	325	-45.8%
U.S. Financial Institutions	$61.5	$81.4	-24.4%	893	1,559	-42.7%
Sub Total	$99.1	$120.4	-17.7%	1,448	2,215	-34.6%
Other Business Units	$8.4	$9.9	-15.2%
Consolidated Revenue	$107.5	$130.3	-17.5%
2015 Mid-Year Financial Highlights - Revenue

(in $ millions)	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Consolidated Loss from Continuing Operations before Income Taxes	$(11.0)	$(3.0)	$(12.7)	$(4.9)
Non-cash impairment charges (a)	$7.4	--	$7.4	--
Adjusted EBITDA (b)	$(.5)	$1.2	$1.0	$3.3

Cash and cash equivalents	$9.6	$12.4	$9.6	$12.4
(a) Non-cash impairment charge related to the remeasurement of our long-term investment in
 White Sky, Inc. as a result of our acquisition of the White Sky assets in the second quarter.
(b) See reconciliation of non-GAAP financial measures in the back of this presentation.
Note: income tax expense for the three and six months ended June 30, 2015 includes a $16.0 million non-cash charge related to a valuation allowance recorded in the second quarter on our non-current deferred tax assets.
2015 Financial Highlights

Where We Were & Where We Entered 2015
2011
•Regulatory environment
sets financial institution
add-on sales on steep
decline.
•$371 million revenue
mostly with financial
institutions.
•4.2 million subscribers
through FIs.
•$52.6 million adjusted
EBTIDA.*
•$212 million market cap.
Entering 2015
•Revenue from financial
institution base continues
decline and regulatory
actions continue.
•$151 million financial
institution revenue base
in run-off, with 1.4 million
subscribers.
 ➢ $247 million 2014
 consolidated
 revenue.
•Four business units in
various stages of life
cycle.
•$(2.6) million 2014
adjusted EBITDA.*
•$72 million market cap.
Liberal dividend policy suspended in 2014 due to financial institution revenue declines
Lost ~$121 million of revenue & 2.8
million subscribers from FIs
$140 million loss in market cap
$55 million reduction in adjusted EBTIDA
* Please see reconciliation of Non-GAAP financial measures in the back of this presentation.

Corporate Update

2015 Key Highlights
Personal Information Services
•  CFPB Consent Order and Bank of America contract addendum are expected to reduce some of the relative uncertainty of the run-off financial institution subscriber base.
•  Identity Guard® subscriber base is up 11% since December 2014 and revenue is up 11.3% compared to the first half of 2014.
•  Canadian business impacted by client subscriber cancellations and 30% decline in Canadian dollar since January
    2013, however, we believe our joint marketing relationship has been strengthened and we have a growing pipeline of new business.
•  New product in beta & scheduled for general release in fourth quarter 2015.
•  Over $15.0 million annualized reduction in our cost base, including corporate costs.
Pet Health Monitoring
•  Consumer launch revealed product is more professionally oriented than consumer oriented.
•  Pivoted to a more professionally oriented product directed through veterinarians.
•  Veterinarian clinic sign ups are on track.
•  Opportunities for important partnerships are increasing and progressing.
Insurance and Other Consumer Services
•  Completed asset acquisition of Health at Work, LLC in March 2015.
•  Acquisition integration is proceeding as expected.

2017 Vision
We expect to have two high growth, subscription based businesses operating at scale.
•  The Identity Guard® business focused on personal information security for consumers.
•  The Voyce™ business focused on providing innovative technology to the animal healthcare industry in multiple markets.
We expect each business will be self sustaining and large enough to carry the burden of an efficiently managed stand alone company.
We expect to be in a position to separate the businesses on a tax efficient basis after mid-2017 providing transparency into each businesses’ market value.
We expect our Insurance and Other Consumer Services business (“Habits at
Work™”) to operate as part of our Identity Guard® business.
We expect Captira to become an attractive niche software and data business.

Strategic Plan - Key Initiatives
1. Identity Guard® Business
 • Build mass-customizable solutions to provide advice and tools in prevention/detection/resolution of personal information security.
 • Re-build partner distribution channels outside the U.S.
 • Build new partner base in the U.S.
 • Relentless focus on product innovation, high quality customer service, and world-class compliance &
 data security.
 • Successfully manage FI subscriber base with Identity Guard® to minimize IT costs.
 • Continue to attack cost base as FI revenue base reduces.
2. Voyce™ Business
 • Successfully launch VoycePro™ through U.S. veterinary clinics.
 • Build veterinary base through sales team and distributor.
 • Integrate insurance and pharma partners.
 • Continuously improve technology to stay leading edge.
 • Rapidly move product to other pets, high value animals, and pharma.
 •      Open global markets.

Strategic Plan - Key Initiatives, cont.
3. Habits at Work™
 •   Build first 2 behavior-linked products to take to market in employer groups.
 •   Provide channel partnership to Identity Guard® and Voyce™ businesses.
4.   Captira
 •   Successfully launch bail bonds automation with large bail bonds issuers in the U.S.
 •   Achieve mass acceptance of automation solutions in bail bond and process service industries.

Strategic Plan - Future
Provide Leading Service in multiple categories:
 • Personal information services to subscribers in the U.S. and Canada through prevention/detection/resolution and high value personal activity analytics.
 • Animal health monitoring for veterinarians with associated data analytics for pets, high value animals and pharma research animals, globally.
 • Behavior-linked wellness & insurance products to employer groups in the U.S.
 • Software, data and analytics to automate the bail bonds and process server industry in the U.S.
Common Goals:
 • Recurring revenue.
 • Industry niches.
 • Strong data analytics.
 • Utilize historical corporate knowledge base.

Personal Information Services
(Referred to as our Identity Guard® Business)

Identity Guard® Business
Provides prevention, detection & resolution products and services to help subscribers protect their personal information from misuse.
• $130 million private label revenue base (LTM June 2015) from subscribers acquired through U.S. financial institutions.
 • 893 thousand subscribers (June 30, 2015) decreasing at 1.5% per month
 • Highly concentrated with one U.S. FI; contract amended in 2015
 • No ongoing marketing or retention efforts
 • Regulatory landscape clarified through CFPB consent order
• $51 million IDENTITY GUARD® revenue base (LTM June 2015).
 • Flagship platform for U.S. growth
 • 379 thousand U.S. subscribers (June 30, 2015) with 14.5% growth vs. June 2014
• $26 USD million Canadian revenue base (LTM June 2015).
 • Leading provider of identity theft protection and credit monitoring in Canada
 • 176 thousand subscribers (June 2015) marketed through a joint marketing arrangement

Identity Guard® Business Strategic Objectives
Objective #1
 • Build and series launch new Prevention/Detection/Resolution product with final version in market by end of Q1 2016.
 • Detection and real time monitoring strengthened through alternative data sources and intelligent combination of data.
 • Create a new and robust partner channel outside of FI world.
Objective #2
 • Improve current 3-Bureau credit product to include enhanced monitoring features.
 • Enhance and enrich customer experience in using the product.
 • Maintain highest standard of compliance.
Objective #3
 • Consolidate and simplify smaller legacy subscriber base products, to eliminate IT duplication and cost.
 • Efficiently run-off legacy FI base to optimize revenue.
Objective #4
 • Dedicate resources to Canadian business and drive product innovation.
 • Win back accounts lost over the last 24 months to regain market share.

Identity Guard® Business Vision 2017
Mission: To be recognized as the leading provider of personalized data driven subscription
-based Personal Information Security products and services to consumers in the U.S. and
Canada.
Product: Enhance existing 3B credit monitoring, and launch new
Prevention/Detection/Resolution product by Q2 2016.
Revenue: Strong partner business established, complemented by Direct to Consumer sales.
Geography: U.S. and Canadian businesses on parallel tracks, with dedicated teams, products and platforms.
Costs: Identity Guard® running a lean organization, with the risk appetite, IT platform, products and go-to-market approach to avail itself of substantial growth in market opportunity.
Profitability: Optimize COGS to meet continuously-evolving customer needs efficiently and effectively.

Build Identity Guard® Prevention, Detection, Resolution
Competitors offer “set it and forget it” products and services that don’t provide a complete picture of identity theft and fraud. This gives consumers a false sense of protection - they’re not actually engaged in the everyday management of their personal information security. And they need to be.
Consumers expect MORE.
We are developing tools and resources that work to empower the consumer and sustainably address the ever-growing risks associated with data breaches, personal information being gathered and sold, the internet of things and the data exhaust of today’s connected world.
We’re helping people take CONTROL of their Personal Information
Security.

Identity Guard® Prevention, Detection and Resolution

PREVENTION

DETECTION

RESOLUTION

INTERSECTIONS INC.

• Create proactive solutions in Prevention, Detection and Resolution which can be customized for each consumer for their lifestyle
• Provide access to tools and education that prevent future data loss and detect existing threats
• Enhance the alert engine to deliver personalized education based on consumer need and understanding
• Improve the existing Victim Recovery Service and continue personalizing the experience
As the various components are brought out of beta and integrated into our products, one will begin to see how we wish to change consumer behavior.

voyce™ | voyce PRO™

voyce
LAST SYNC
Daisy Trends
March 17 - 23
DAY
WEEK
MONTH
YEAR
Add a Note
HOURS

Pet Health Monitoring
(Referred to as our Voyce™ Business)

voyce

voyce
Daily Trends
March 17 - 23
DAY
WEEK
MONTH
YEAR
Add a Note
HOURS

INTERSECTIONS INC.

Voyce: Pet Health Monitoring Services
Voyce™ is a revolutionary health monitor and wellness
management system for every stage of a dog’s life.
• Leverages Intersections core data analytics and digital marketing capabilities.
• Opportunity to build & monetize proprietary data.
• Large ($58 billion in U.S.*), growing companion animal market with observable information gap for pet parents and
 veterinarians.
• Positioning as trusted and credible health tool in the domestic animal market, highly differentiated from activity tracking toys on the market.
• Professional monitoring and consumer services launched in
 2015.
* 2014 spending on pets, up 52% since 2006; American Pet Products Association.

2015 Update: Voyce™ Pivoting to the Right Market
Key outcomes of Q1 controlled consumer launch of Voyce™
 • Consumer reception lower than expected
 • Product capabilities overwhelmed consumer
 • Increased interest and demand noted from veterinary community for more professionally-
 oriented product and service
Our Response
 • Repositioned marketing message and website for Q3 2015 re-launch
 • Developed Voyce Pro™ product and service offering for veterinarians
Results
 • Transition to Voyce Pro™ well received
 • Product is viewed as transformative by veterinarians
 • Program launched in late July 2015 and currently on-boarding hospitals
 • Important partnership opportunities have increased and are moving forward

Voyce Pro™ Overview
• Voyce Pro™ is a comprehensive, easy to implement Wellness Monitoring Program for veterinary professionals.
• Voyce Pro™ enables remote monitoring of dog patients’ key vital signs including resting heart and respiratory rates and other important wellness indicators using the
 Voyce™ Health Monitor. Such indicators include calories burned, distance traveled, intensity of activity, quality of rest and more.
• Voyce Pro™ allows veterinary teams to set customized data parameters for each patient and will alert the hospital if the key vital signs and wellness indicators move outside of those parameters.
• The interactive Voyce Pro™ Veterinary Dashboard manages hospital patients enrolled in Voyce Pro™, sending daily summaries, specific alerts, trending data, and more.

Voyce™ Positioning
Voyce™ is actively positioning itself as a trusted and credible health tool in the domestic animal market, aggressively differentiating itself from activity tracking toys on the market. This positioning is strongly supported by the launch of Voyce Pro™ in veterinary clinics nationwide. Communications now also include specific conditions that Voyce™ can help consumers and veterinarians to identify and manage.
VOYCE™
The Health and Wellness Management System
The Health Monitor
•Resting Heart Rate
•Resting Respiratory Rate
•Activity & Intensity
•Quality of Rest
•Calories Burned
•Distance Traveled
The Interactive Wellness Management Center
• Customized Member Dashboard
• Health Trends
• Goal Setting
• Medication Reminders
• Symptom Checker
• Notes
• Caregiver Access
• Weekly Summaries
• Medical Record Storage
• Library (1,500+ expert-
 written articles)

Voyce™ Business 2015 and 2016 Objectives
1.   Build Veterinarian clients as primary user base.
2.   Advance Product to increase and enhance available markets (small animal and international).
3.   Broaden markets with international governmental approvals and distributors.
4.   Enhance “sale through” with partners who benefit from the data in their business
 (pharma, food, insurance).
5.   Succeed with internal sales force which opens channels for new products and services.

Voyce™ Business 2015 and 2016 Objectives, cont.
Product
 • Introduce Voyce 2.0 (Chip version) early 2016
 • Follow on with Voyce 3.0 for small dogs and cats 2016
 • Introduce Voyce Equine 2016
 • Receive approval for Voyce in Europe 2016
 • Receive approval for Voyce in Mexico 2016
Markets
 • Find and contract distributors in multiple non-U.S. Markets by early 2016
 • Enter Mexico, Chile, Puerto Rico, Spain 2016
 • Enter UK Germany 2016

Voyce™ Business 2015 and 2016 Objectives, cont.
Strategic Partners
 • Sign agreements with large pharma
 • Sign distribution agreement with technology company
 • Commence insurance reimbursement plans for Voyce
 • Sign a distributor to augment growth
 • Sign a prescription food cooperation agreement

Voyce™ Business 2015 and 2016 Objectives, cont.
Veterinary hospital market penetration goals by year end 2016
2015
 • 500+ Hospital locations by end of 2015
 • 1,500+ Vets by end of 2015
 • Objective for sustained sales through rate >2 per vet per month
2016
 • 2,000+ Hospitals by end of 2016
 • 6,000+ Vets by end of 2016
 • Average sale through rate objective: >3 per vet per month
Since June 1, 2015 we have signed agreements covering 144 hospital locations.

Voyce Pro™ Overview Video
Voyce Pro™
The Wellness Monitoring Program
http://voyce.com/vets *
* The information on our web site, or on the site of any third-party provider linked to our website, is not incorporated by reference into this presentation. Our web site address is included here only as an inactive technical reference.

Her eyes
say so much,
but her
Voyce™
says it all.
voyce PRO
IDENTIFY AND MANAGE
COMMON HEALTH CONDITIONS

INTERSECTIONS INC.

Voyce Pro™
Identify and manage common health conditions and treatments.
• Anxiety
• Behavior concerns
• Exercise tolerance
• Heart disease
• Heartworm treatment
• Joint disease
• Neuromuscular disease
• Obesity and weight management
• Osteoarthritis
• Pain
• Pre or post surgery
• Physical rehabilitation
• Respiratory disease
• Spinal disease

voyce
voyce
RESTING HEART RATE
RESTING RESPIRATORY RATE
ACTIVITY & INTENSITY
CALORIES BURNED
DISTANCE TRAVELED
QUALITY OF REST

Cornell University
College of Veterinary Medicine

LIFELEARN

INTERSECTIONS INC.

Voyce Pro™
The Health Monitor
The Voyce Health Monitor™ was developed in
collaboration with biomedical engineers, veterinary
experts, Cornell University College of Veterinary
Medicine and our partners at LifeLearn to provide
greater visibility into the lives of your dog patients
using reliable, objective data.
Using non-invasive sensors and exclusive patented
technology, the Health Monitor gathers your
patients’ key vital signs and wellness indicators and
communicates them to your interactive Veterinary
Dashboard.

voyce PRO
DATE
VOYCE MONITOR SIZE
PET PATIENT NAME
CLIENT
CLIENT EMAIL
REASON FOR MONITORING
PROGRAM TYPE (CIRCLE ONE) ACUTE / ONGOING

EDIT ALERT PARAMETERS
50-85
8-20
0-30
0-0

voyce

voyce
Bingo VPRO Data one
June 17, 2015

INTERSECTIONS INC.

Voyce Pro™
Voyce Pro™ is intuitive and easy to integrate into your veterinary practice.
Voyce Pro™
Monitors &
Analyzes
Veterinarian
Reviews
Veterinarian
Follows Up
Veterinarian
Prescribes
1
4
2
3
4

voyce PRO

(Patient Copy)

DATE ____________ VOYCE MONITOR SIZE: ❑ S ❑ M ❑ L ❑ XL

PET PATIENT NAME ____________________________

A member of your veterinary team has chosen Voyce Pro™ to remotely monitor your dog's key vital signs and important wellness indicators on a daily basis. You will receive an email from the hospital to complete your Voyce Pro registration.

Your veterinarian has selected Voyce Pro to help monitor the following:

- ❑ Anxiety/Behavior
- ❑ Athlete/Working Dog
- ❑ Cancer
- ❑ Cardiovascular Disease
- ❑ Endocrine Disease
- ❑ Gastrointestinal Disease
- ❑ General Wellness & Preventative Care
- ❑ Heartworm Treatment
- ❑ Neurological Disease
- ❑ Orthopedic
- ❑ Pain
- ❑ Reproduction
- ❑ Respiratory Disease
- ❑ Non-Surgical Injury
- ❑ Surgical Patient
- ❑ Weight Loss
- ❑ Weight Gain
- ❑ Other ____________

1.844.GO.VOYCE (1.844.468.6923) | customersupport@voyce.com

DATE ____________ VOYCE MONITOR SIZE: ❑ S ❑ M ❑ L ❑ XL

PRIMARY DVM ____________________________

CLIENT EMAIL ____________________________

PET PATIENT NAME ____________________________

REASON FOR MONITORING ____________________________

PROGRAM TYPE (CIRCLE ONE) ACUTE / ONGOING

INTERSECTIONS INC.

Voyce Pro™
Veterinarian Prescribes
Monitor patients who are in critical
condition, experiencing chronic pain, high
-risk or post-operative, and clients who
desire ongoing care for their dog

PARAMETERS

EDIT ALERT PARAMETERS
Select the target range for the following monitoring parameters.
Values outside the target range will post alerts on your dashboard.
Voyce Presets (Optional): Use these presets as a staring point to customize the parameters of your patients
Select a Preset
RESTING HEART RATE
SELECTED TARGET RANGE
50-85
BPM
RESPIRATORY RATE
SELECTED TARGET RANGE
8-20
BPM
MODERATE ACTIVITY (WALKING, LIGHT PLAY)
SELECTED TARGET RANGE
0-30
MIN
HIGH ACTIVITY (RUNNING, HARD PLAY)
SELECTED TARGET RANGE
0-0
MIN

INTERSECTIONS INC.

Voyce Pro™
Voyce Pro™ Monitors & Analyzes
Set customized parameters for
each individual patient

voyce
Home
Caring Hands Animal Hospital
PETS ENROLLED IN VOYCE PRO
PETS WITH CAREGIVER ACCESS ONLY
Pets Enrolled in Voyce Pro
INVITE A CLIENT
April 23, 2015
PET NAME
PET PARENT
REFERENCE
UNREAD ALERTS
RESTING HEART RATE
RESPIRATORY RATE
MILD ACTIVITY LEVEL
HIGH ACTIVITY LEVEL
Daisy
Emily Hartman
3
Fido
Gerald R. Carter
Post-op
2
Marmaduke III
Sandra White
Lame/orthopedic
2
N/A
N/A
Gretchen
Sharon Smith
Heartworm disease/treatment
3
1 2 3 4 5 6 ... 21 22

INTERSECTIONS INC.

Voyce Pro™
Veterinarian Reviews
View multiple patients in one
comprehensive view

ALERTS

voyce
Home
I4C Animal Hospital
PETS ENROLLED IN VOYCE PRO
PETS WITH CAREGIVER ACCESS ONLY
Pets Enrolled in Voyce Pro
TODAY'S ALERTS
RESTING HEART RATE
RESTING RESPIRATORY RATE
MODERATE ACTIVITY
HIGH ACTIVITY
Dexter Greer-Morgan
TODAY'S ALERTS (0)
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High Activity + 6 MIN
view detail
MARK AS READ
OLDER ALERTS (0)
Edit alert parameters
View alert history
IN HOSPITAL NOTES
Clear all notes
ADD A NOTE

INTERSECTIONS INC.

Voyce Pro™
Veterinarian Reviews
Receive alerts about patients based on their
individual parameters

Voyce Pro™
Summary
Voyce Pro
Monitors &
Analyzes
Veterinarian
Reviews
Veterinarian
Follows Up
Veterinarian
Prescribes
1
4
2
3
4

Voyce Pro™
The benefits of Voyce Pro™ to Veterinarians
•No inventory or investment required
•Improve compliance
•Increase patient visits
•Easy access to objective data and health trends
•Improve patient care and client loyalty
•Build stronger relationships

Voyce™ Business Vision 2017
 Continuing to create a suite of technology based health and wellness products serving the major animal markets-professional and consumer.
 Create a new standard in making segmented data a cornerstone of animal treatment.
 Expanding a broad and internally controlled distribution capability for the
 Voyce™ suite of products.
 Considered a company that delivers high value and high utility with well conceived, manufactured, delivered and serviced products for the animal world.

Insurance and Other Consumer Services
(Referred to as Habits at Work™)

Habits at Work™
Leverages proprietary methods, processes and data analytics to provide health and wellness services to insurers, employers and wellness groups through innovative behavior-linked products and solutions.  Manages and maximizes the cash flow from insurance and membership products subscriber portfolio.
$15.1 million revenue base (LTM June 2015) from subscribers acquired through partners
& affiliates.
 • 84 thousand subscribers (June 30, 2015)
 • Concentrated with loan servicing organizations
 • Minimal ongoing marketing efforts, primarily in run-off status
Over $1.0 million annualized health & wellness revenue base.
 • March 2015 acquisition of Health at Work
Is a developing employer group sales channel for Identity Guard® and Voyce™.

Transformation Roadmap
From membership products sold through concentrated affiliate base to value-
added health and wellness product and service development and sales organization.
✓ Acquired assets of Health at Work in March 2015
 • Founder retained as Habits at Work™ President; retained acquired management team
 • Leader in development of behavior-linked employee benefit plans
 • Proprietary platforms and associated methods, process and data analytics for behavior change
 • Significant product development and go-to-market capabilities
✓ Current Product suite: Employer-focused consulting tools to help them design highly attractive workplaces, with employee programs designed to encourage keystone habits that drive higher levels of personal performance and workplace productivity.
✓ Products in development: Employee-focused programs that make practicing healthy habits at work easy and rewarding by combining activity trackers, unique approaches to motivation (using BRATLAB™’s 80 distinct influence methods), and social wellness programs including game mechanics and other drivers of engagement.
✓ Future product development: Employee-focused financial fitness and happiness/engagement programs, behavior-linked employee benefits.

Habits at Work™ 2017 Vision
Habits at Work™ expects to be known as a leading consulting firm specializing in the design of habit creation solutions for employees and employers. We expect to be known as the originators of the idea that Habits are your Destiny for employees and companies. We expect to consult to many large, well known employers throughout the U.S. and have case studies of excellent results both in the U.S. and internationally.
Our suite of employee focused habit creation programs and product partners, and especially our future range of employer sponsored behavior linked insurance products, are expected to be seen as innovative, highly attractive to “employers of choice” and to their employees.
BRATLAB™ is expected to be known as the leading research organization focused on Habits, Habit creation and the actuarial value of the Health, Happiness and
Security habits of employees.

Bail Bonds Industry Solutions
(Referred to as Captira Analytical)

Captira Analytical Overview

CAPTIRA2GO
C2G

INTERSECTIONS INC.

Captira Analytical is a leading provider of software-as-a-service (SAAS)
solutions designed to save time, save money and enhance decision making in the bail bonds industry.
✓ Proprietary solutions that automate common tasks and provide easy and efficient ways for bail bondsmen, general agents and sureties to organize and share data and make better underwriting decisions.
✓ Partners with most of the major surety companies in the industry.
✓ Leveraging platform to expand into the Process Server industry, a similarly challenged and underserved industry. The Court Services industry is larger than bail and suffers from many of the same organizational issues.
✓ Growth strategy to increase acceptance in bail bonds industry by working with sureties to deepen retail penetration and by quickly penetrating the process server and document delivery market.

Strategic Position and 2017 Vision
Catalyst for Growth
•   e-bonds & electronic inventory will
reshape the industry.
•   Captira products are a toolkit poised for
this transition.
•   Positioned as leader to help firms see the
future and effect their strategies.
•   Gaining sales traction and momentum in
the industry.
2017 Vision
•   Expect to be known as preeminent
business management & e-bond solution
provider in bail industry.
•   We expect our products to help take the
industry from desktop to mobile.
•   Significant cost efficiencies realized from
mobile platform.
•   Proprietary data & analytics provided to
subscribers offering timely underwriting
and risk management information.

Outlook and Concluding Remarks

2015-2016 Expectations
• Continued revenue declines driven by reductions in our financial institutions subscriber base, primarily as a result of normal attrition rates. Migrations of smaller financial institution subscriber populations to Identity Guard® platform.
• Continued growth in our Identity Guard® subscriber base and revenue.
• New Identity Guard® product introduction focusing on prevention, detection & resolution.
• New partner relationships developed in the U.S. and through our Canadian partner.
• An established and growing network of Veterinarian hospitals offering VoycePro™ services.
• Voyce™ product advancements to address available markets (small animal, international, pharma, food, insurance).
• Sales traction of existing and new behavior linked insurance and wellness products to offset continued revenue declines in our legacy insurance and other consumer products.
• Continued evaluation of our liquidity needs including additional cost reduction programs and seeking additional sources of debt financing.

USDs in millions	2015		2016	
	Low	High	Low	High
Revenue				
Personal Information Services				
Financial Institutions	$109.6	$112.2	$80.0	$88.9
Identity Guard US	56.4	57.7	62.8	69.7
Identity Guard Canada	17.9	18.3	14.3	15.8
Total Personal Information Services	183.8	188.2	157.0	174.5
Insurance and Other Consumer Services	13.0	13.4	12.8	14.3
Bail Bonds Industry Solutions	2.4	2.4	4.5	5.0
Pet Health Monitoring	0.7	0.9	22.6	30.2
Consolidated Revenue	**$200.0**	**$205.0**	**$197.0**	**$223.9**
Adjusted EBITDA:				
Consolidated excluding Pet Health Monitoring	$12.0	$12.2	note a	
Pet Health Monitoring	(19.0)	(18.8)	note b	
Consolidated Adjusted EBITDA	**($7.1)**	**($6.5)**		

INTERSECTIONS INC.

2015 - 2016 Guidance
a) We expect Intersections 2016 adjusted EBTIDA margins, excluding Pet Health Monitoring, to be consistent with 2015 results.
b) We expect Pet Health Monitoring 2016 adjusted EBTIDA loss to be 55% to 65% of the 2015 results with cash flow turning positive in late 2016.
Adjusted EBITDA before share related compensation and non-cash impairment charges is a Non-GAAP financial measure. Adjusted
EBITDA includes estimated severance and related restructuring expenses. For a reconciliation of our Non-GAAP financial measures, see analysis at the end of this presentation.

2017 Vision
We expect to have two high growth, subscription based businesses operating at scale.
•   The Identity Guard® business focused on personal information security for consumers.
•   The Voyce™ business focused on providing innovative technology to the animal healthcare industry in multiple markets.
We expect each business will be self sustaining and large enough to carry the burden of an efficiently managed stand alone company.
We expect to be in a position to separate the businesses on a tax efficient basis after mid-2017 providing transparency into each businesses’ market value.
We expect Habits at Work™ to operate as part of our Identity Guard® business
We expect Captira to become an attractive niche software and data business.

Reconciliation of GAAP Financial Measures
This presentation presents several Non-GAAP financial measures, which we believe are important to investors and we utilize in managing our business.  These Non-GAAP financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of operating income, operating margin, net income or earnings per share as determined in accordance with GAAP.  Intersections'
Consolidated Financial Statements and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and related notes can be found in the "GAAP and Non-GAAP Measures" link under the "Investor & Media" page on our website at www.intersections.com.

Three months ended June 30,		Six months ended June 30,	
	2015	2014	2015	2014
	(in thousands)			
Reconciliation from consolidated loss before income taxes to consolidated adjusted EBITDA before share related compensation and non-cash impairment charges				
Consolidated loss before income taxes	$ (11,036)	$ (3,026)	$ (12,731)	$ (4,866)
Non-cash share based compensation	1,427	1,486	3,001	2,676
Dividend equivalent payments to RSU holders and option holders	-	-	-	448
Impairment of goodwill, intangibles and other long-lived assets	7,355	-	7,355	-
Depreciation	1,613	1,439	2,910	2,979
Amortization	156	853	275	1,706
Interest (income) expense, net	(21)	170	83	260
Other (income) expense, net	(10)	287	72	139
Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges (1)	$ (516)	$ 1,209	$ 965	$ 3,342

(1) For the reconciliation of certain non-GAAP measures visit our website at www.intersections.com.

INTERSECTIONS INC.

Reconciliation of Non-GAAP Financial Measures

Reconciliation from consolidated loss before income taxes to consolidated adjusted EBITDA before share related compensation and non-cash impairment charges	For the Years Ended December 31, 2011 (1)	2012 (1)	2013 (1)	2014
	(in thousands)			
Consolidated income (loss) before income taxes	$ 32,909	$ 33,893	$ 10,487	$ (43,633)
Non-cash share based compensation	6,590	6,835	6,368	4,425
Dividend equivalent payments to RSU holders and option holders	1,634	3,249	1,389	448
Impairment of goodwill, intangibles and other long-lived assets	-	1,804	1,327	25,837
Depreciation	9,022	9,702	8,397	5,656
Amortization	3,801	3,516	3,457	3,407
Interest expense, net	800	407	247	604
Gain on settlement, net	(1,842)	-	-	-
Other (income) expense, net	(282)	(412)	574	669
Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges (2)	$ 52,632	$ 58,994	$ 32,246	$ (2,587)

(1) Recast to reflect the discontinued operations of Intersections Business Intelligence Services and Net Enforcers.

(2) For the reconciliation of certain non-GAAP measures visit our website at www.intersections.com.

INTERSECTIONS INC.

Reconciliation of Non-GAAP Financial Measures

USDs in millions

	2015 Adjusted EBITDA		
	High Case		
	Pet Heatlh Monitoring	Consolidated excluding Pet Health Monitoring	Consolidated
Reconciliation from income/(loss) before taxes to adjusted EBITDA before share related compensation and non-cash impairment charges			
Income / (loss) before income taxes	($19.7)	($6.7)	($26.5)
Non-cash share based compensation	-	5.9	5.9
Dividend equivalent payments to RSU holders and option holders	-	-	-
Impairment of goodwill, intangibles and other long-lived assets	-	7.3	7.3
Depreciation	0.9	4.8	5.7
Amortization	0.0	0.5	0.5
Interest expense, net	-	0.1	0.1
Other (income) expense, net	-	0.3	0.3
Adjusted EBITDA before share related compensation and non-cash impairment charges	($18.8)	$12.2	($6.6)

INTERSECTIONS INC.

Reconciliation of Non-GAAP Financial Measures

INTERSECTIONS INC.
NASDAQ: INTX

Innovating to protect
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 Thank You
Corporate Headquarters
Intersections Inc.
3901 Stonecroft Boulevard
Chantilly, VA 20151
Toll-free: 800.695.7536
www.intersections.com
Investor Relations
Ron Barden, CFO
IR@intersections.com
Tel: 703.488.6100